UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06105

Oppenheimer International Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 2/28/2013

Item 1.	Schedule of Investments.

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Shares	Value
Common Stocks–95.4%
Consumer Discretionary–16.2%
Hotels, Restaurants & Leisure–1.8%
MGM China Holdings Ltd.	3,051,200	$7,372,671
SJM Holdings Ltd.	3,574,000	8,930,853

		16,303,524
Household Durables–0.9%
Taylor Wimpey plc	6,280,760	7,727,440
Internet & Catalog Retail–1.4%
Rakuten, Inc.	1,490,161	12,877,538
Media–7.4%
FUJI MEDIA HOLDINGS, Inc.	3,435	6,022,090
Grupo Televisa SA, Sponsored ADR	691,480	18,552,408
Schibsted Gruppen AS	327,483	13,890,660
SKY Perfect JSAT Holdings, Inc.	9,620	4,852,034
Televisions Broadcasts Ltd.	573,000	4,366,432
Zee Entertainment Enterprises Ltd.	1,191,774	4,808,279
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	3,216,108	14,443,850

		66,935,753
Multiline Retail–2.3%
PPR	91,540	20,417,931
Specialty Retail–0.4%
SuperGroup plc[1]	361,994	3,478,969
Textiles, Apparel & Luxury Goods–2.0%
China Hongxing Sports Ltd.[1]	36,005,000	290,738
Christian Dior SA	106,360	17,766,936

		18,057,674
Consumer Staples–14.3%
Beverages–8.4%
C&C Group plc	2,446,388	15,634,066
Diageo plc	777,145	23,343,706
Kirin Holdings Company Ltd.	682,000	9,896,321
Pernod-Ricard SA	109,420	14,198,201
Sapporo Holdings Ltd.	3,789,000	13,203,657

		76,275,951
Food Products–3.7%
AarhusKarlshamn AB	239,569	11,242,414
Biostime International Holdings Ltd.	532,000	2,332,250
Nestle SA	265,123	18,527,213
Nongshim Co., Ltd.	3,665	974,784

		33,076,661
Personal Products–1.5%
Kao Corp.	411,500	13,158,766
Tobacco–0.7%
Swedish Match AB	207,528	6,796,306
Energy–2.2%
Energy Equipment & Services–0.0%
Master Marine AS1	9,994,100	—

1	Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Shares	Value
Oil, Gas & Consumable Fuels–2.2%
Cameco Corp.	949,573	$20,257,557
Financials–22.1%
Capital Markets–4.0%
Gam Holding Ltd.	505,673	8,563,474
ICAP plc	1,750,990	8,810,441
UBS AG	1,196,725	18,796,164

		36,170,079
Commercial Banks–4.8%
Banco Bilbao Vizcaya Argentaria SA	1,343,698	12,989,677
BNP Paribas SA	324,020	18,091,631
Mitsui Trust Holdings, Inc.	3,201,000	12,432,409

		43,513,717
Diversified Financial Services–2.2%
Kinnevik Investment AB, Cl. B	868,812	19,814,728
Insurance–5.9%
AIA Group Ltd.	6,338,600	27,624,514
Resolution Ltd.	6,520,690	25,838,619

		53,463,133
Real Estate Investment Trust (REITs)–1.9%
Hammerson plc	2,271,745	17,038,863
Real Estate Management & Development–3.3%
Deutsche Wohnen AG	705,612	12,961,461
DLF Ltd.	1,824,100	9,283,950
Mitsui Fudosan Co. Ltd.	299,000	7,606,452

		29,851,863
Health Care–6.1%
Health Care Equipment & Supplies–0.8%
DiaSorin SpA	207,145	7,775,104
Health Care Providers & Services–1.7%
Rhoen-Klinikum AG	705,961	15,018,584
Pharmaceuticals–3.6%
Ipsen SA	402,411	13,930,137
Santen Pharmaceutical Co. Ltd.	413,000	18,491,207

		32,421,344
Industrials–4.2%
Construction & Engineering–0.8%
Vinci SA	144,720	6,697,901
Electrical Equipment–0.7%
Nidec Corp.	113,000	6,631,999
Industrial Conglomerates–1.6%
Daetwyler Holding AG	53,569	5,620,894
Smiths Group plc	458,220	8,765,803

		14,386,697
Trading Companies & Distributors–1.1%
Brenntag AG	68,620	9,782,892
Information Technology–11.2%
Electronic Equipment, Instruments & Components–4.0%
Canon, Inc.	256,200	9,301,036

2	Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Shares	Value
Electronic Equipment, Instruments & Components Continued
TE Connectivity Ltd.	659,910	$26,482,188

		35,783,224
Internet Software & Services–2.5%
Baidu, Inc., ADR[1]	151,050	13,709,298
Blinkx plc[1]	4,032,053	5,596,930
Daum Communications Corp.	34,396	3,026,129

		22,332,357
IT Services–1.0%
Infosys Technologies Ltd., Sponsored ADR	170,770	9,209,626
Software–3.7%
Net 1 UEPS Technologies, Inc.[1]	482,013	2,752,294
Playtech Ltd.	1,155,100	10,014,710
Temenos Group AG1	926,052	20,994,991

		33,761,995
Materials–6.3%
Chemicals–4.7%
Chr. Hansen Holding AS	424,284	15,339,638
Fuchs Petrolub AG, Preference	90,855	7,012,569
JSR Corp.	339,200	6,916,474
Syngenta AG	31,383	13,285,214

		42,553,895
Containers & Packaging–1.6%
Rexam plc	1,843,111	14,385,979
Telecommunication Services–12.8%
Diversified Telecommunication Services–2.4%
Colt Group SA1	2,741,208	5,410,306
Inmarsat plc	851,440	8,415,328
Ziggo NV	231,888	7,841,009

		21,666,643
Wireless Telecommunication Services–10.4%
KDDI Corp.	153,790	11,547,938
MTN Group Ltd.	707,449	13,780,282
NII Holdings, Inc.[1]	1,808,473	8,716,840
Rogers Communications, Inc., Cl. B	623,082	29,593,752
SK Telecom Co. Ltd.[1]	56,402	9,297,677
Softbank Corp.	572,600	21,219,991

		94,156,480

Total Common Stocks (Cost $752,528,664)		861,781,173
Investment Company–4.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14% [2,3] (Cost $41,074,148)	41,074,148	41,074,148

3	Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

		Value
Total Investments, at Value (Cost $793,602,812)	100.0%	$902,855,321
Other Assets Net of Liabilities	0.0	120,400

Net Assets	100.0%	$902,975,721

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 30, 2012	Gross Additions	Gross Reductions	Shares February 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	27,046,372	215,012,802	200,985,026	41,074,148

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$41,074,148	$30,299

3.	Rate shown is the 7-day yield as of February 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$154,157,912	17.1%
United Kingdom	112,988,475	12.5
Switzerland	112,270,138	12.4
France	91,102,737	10.1
Canada	49,851,309	5.5
United States	49,790,988	5.5
Hong Kong	48,294,470	5.3
Germany	44,775,506	5.0
Sweden	37,853,448	4.2
Island of Guernsey	25,838,619	2.9
India	23,301,855	2.6
Mexico	18,552,408	2.1
South Africa	16,532,576	1.8
China	16,041,548	1.8
Ireland	15,634,066	1.7
Denmark	15,339,638	1.7
Portugal	14,443,850	1.6
Norway	13,890,660	1.5
Korea, Republic of South	13,298,590	1.5
Spain	12,989,677	1.4
The Netherlands	7,841,009	0.9
Italy	7,775,104	0.9
Bermuda	290,738	—

Total	$902,855,321	100.0%

4	Oppenheimer International Value Fund

Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Spot Currency Exchange Contracts as of February 28, 2013 are as follows:

Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
British Pound Sterling (GBP)	Sell	650	GBP	3/5/13	$985,302	$354	$—
Swedish Krona (SEK)	Buy	21,503	SEK	3/1/13	3,324,866	—	6,532

						354	6,532
Credit Suisse
Hong Kong Dollar (HKD)	Sell	16,793	HKD	3/1/13	2,165,246	—	514
Goldman Sachs & Co.
British Pound Sterling (GBP)	Sell	2,276	GBP	3/4/13	3,452,588	—	8,809
Morgan Stanley & Co., Inc.
Hong Kong Dollar (HKD)	Buy	30,030	HKD	3/4/13	3,872,161	451	—
Nomura Securities
Japanese Yen (JPY)	Buy	558,514	JPY	3/4/13	6,025,767	—	72,019
State Street:
British Pound Sterling (GBP)	Sell	822	GBP	3/1/13-3/5/13	1,247,601	177	2,398
Euro (EUR)	Sell	4,150	EUR	3/1/13	5,417,435	—	2,872

						177	5,270

Total unrealized appreciation and depreciation						$982	$93,144

Notes to Statement of Investments

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

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Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when

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STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$119,068,070	$26,440,021	$290,738	$145,798,829
Consumer Staples	129,307,684	—	—	129,307,684
Energy	20,257,557	—	—	20,257,557
Financials	132,600,996	67,251,387	—	199,852,383
Health Care	55,215,032	—	—	55,215,032
Industrials	31,878,595	5,620,894	—	37,499,489
Information Technology	98,061,073	3,026,129	—	101,087,202
Materials	43,654,660	13,285,214	—	56,939,874
Telecommunication Services	115,823,123	—	—	115,823,123
Investment Company	41,074,148	—	—	41,074,148

Total Investments, at Value	786,940,938	115,623,645	290,738	902,855,321
Other Financial Instruments:
Foreign currency exchange contracts	—	982	—	982

Total Assets	$786,940,938	$115,624,627	$290,738	$902,856,303

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(93,144)	$—	$(93,144)

Total Liabilities	$—	$(93,144)	$—	$(93,144)

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Oppenheimer International Value Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$(15,119,374)	$15,119,374	$—
Financials	—	(62,042,629)	62,042,629	—
Health Care	13,328,369	—	—	(13,328,369)
Industrials	—	(4,436,229)	4,436,229	—
Materials	—	(11,462,501)	11,462,501	—
Telecommunication Services	19,083,449	—	—	(19,083,449)

Total Assets	$32,411,818	$(93,060,733)	$93,060,733	$(32,411,818)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

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STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $982, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

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STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended February 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $10,386,071 and $4,691,760, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$802,669,291

Gross unrealized appreciation	$130,383,026
Gross unrealized depreciation	(30,208,812)

Net unrealized appreciation	$100,174,214

10	Oppenheimer International Value Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/11/2013